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                                                                    EXHIBIT 23.1

               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A into the Company's previously filed Registration Statement File Nos. 333-13581, 333-29499 and 333-43853.

                                                  /s/ Arthur Andersen LLP

Orlando, Florida,
     June 12, 1998